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                                                               EXHIBIT 10(l)



                   DEED AND PERPETUAL GAS STORAGE EASEMENT

         THIS DEED AND PERPETUAL GAS STORAGE EASEMENT, made and entered into by and between KATHERINE M. CORNELIUS and WILLIAM CORNELIUS, her husband, 5744 West Del Rio, Chandler, Arizona 85226, FRANCES CAROLYN FITZPATRICK, a single person, 2574 Cardwell Chapel Road, Lenoir City, Tennessee 37771, and ISABELLE FITZPATRICK SMITH and KENNETH W. SMITH, her husband, 612 Gloucester Avenue, Middlesboro, Kentucky 40965 (hereinafter collectively referred to as "Grantor"), and DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation, with its principal offices located at 3617 Lexington Road, Winchester, Kentucky 40391 (hereinafter "Grantee").

         Grantor, for and in consideration of the sum of Eleven Thousand Six Hundred Sixty Dollars and Seventy Five Cents ($11,660.75) cash in hand paid, the receipt of which is hereby acknowledged, and of the agreements of Grantee hereinafter set forth, hereby bargains, sells, grants, and, conveys exclusively unto said Grantee, its successors and assigns, all right, title and interest of Grantor in and to the oil and gas underlying the following described property and contained within that stratigraphic interval lying between two-hundred (200) feet above the top of the Newman Limestone formation and the base of the Ohio Shale formation (the "Oil and Gas") and such perpetual rights of way, easements and privileges upon and under the lands hereinafter described for the underground storing of natural gas, including constructing, maintaining, and replacing pipelines, electric lines and telephone lines, and appurtenant facilities for the underground storing of natural gas, limited to those strips of land more particularly described in the Easement and Right-of-Way Agreement executed by the parties hereto of even date herewith, together with the exclusive right to inject and to withdraw natural gas, water, and other gaseous substances or fluids into and from the subsurface strata and any and all other rights and privileges necessary, incident to, or convenient for the economical operation of said land, alone or conjointly with neighboring land, for storing gas (collectively the "Gas Storage Rights") subject to the other provisions herein; said lands being situated in Bell County, Kentucky, as identified in "Exhibit A" attached hereto (the "Property") and made a part hereof. It being intended hereby to include herein all lands and interests therein contiguous to or appurtenant to said described lands owned or claimed by Grantor or appurtenant to Grantee's underground gas storage operations. Said land is estimated to contain one hundred (100) acres.



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         TO HAVE AND TO HOLD the oil and gas and the gas storage rights together with all the appurtenances thereunto belonging, along with rights of ingress and egress and use of the surface as reasonably necessary to the exercise of the rights granted hereunder, unto said Grantee, its successors and assigns, forever, it being the intent of the Grantor that Grantee, its successors and assigns, shall have the Gas Storage Rights in perpetuity, regardless of the presence or absence of any oil and gas upon or under the Property.

         Grantor conveys and Grantee acquires hereunder the right to make all reasonably necessary installations to accomplish injection and removal of injected gases and liquids including the right to convert existing oil and gas wells for use in the storage of gas. Grantor further conveys and Grantee acquires hereunder the right to use the surface around the existing gas well on the Property and around wells which may be hereafter drilled for the purpose of operating, maintaining or repairing the well or associated equipment and facilities, said surface area to be no more than the area within the radius of one hundred seventy five (175) feet around each well. Upon permanent cessation of gas storage operations, Grantee shall have the obligation to plug and abandon any gas wells currently in existence on Grantor's property which have not been plugged and abandoned and any wells drilled by Grantee during the term hereof. However, upon cessation of storage operations Grantee may, with Grantor's approval and with regulatory consent, assign ownership and plugging responsibility for any or all of the wells to a third party.

         Grantee shall have the exclusive right to use and to enter into possession of the stratigraphic intervals described above for the storage of gas, from whatever source or sources obtained, and may for this purpose drill two (2) additional wells and reopen and restore to operation any and all existing wells on the premises which may have penetrated such formation, stratum or strata for the purpose of introducing and storing gas in said formation, stratum or strata and recovering the same therefrom, provided, however, that prior to the commencement of drilling additional wells upon the Property, Grantee shall advise Grantor, its heirs, successors, or assigns of the proposed well location and will consult with Grantor, its heirs, successors, or assigns and will use its best efforts to minimize the impact on Grantor's use of the Property. Any additional wells which may be drilled shall be located no closer than two hundred (200) feet to permanent aboveground structures. All natural gas injected into, stored, withdrawn and/or removed from and underneath the Property shall be considered personal property of Grantee, its successors and assigns, and shall remain the personal property of Grantee, its

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successors and assigns, while in storage and shall be personal property when withdrawn. Grantee shall have the right to enter into such other strata and geologic formations underlying the Property as may be necessary or desirable to recover any gas stored by Grantee which may have migrated out of the above-described stratigraphic interval underlying the Property.

         Grantee acknowledges Grantor's interest in the potential development of coal reserves on the Property, and Grantee shall make a good faith effort not to interfere with any coal mining or timber harvesting operations and usages. Grantee shall use its best efforts not to damage or destroy any timber, trees or growing crops on the premises and shall be liable to Grantor for the value of all such timber and growing crops which are damaged or destroyed in connection with its operations. Grantee shall repair any damage to existing roads, fences, gates, etc. that results from Grantee's presence on Grantor's premises, and Grantee shall pay for damages to timber or growing crops caused by its operations on said lands and shall restore or repair damage to Grantor's real property due to Grantee's exercise of its rights hereunder.

         Grantor hereby warrants and agrees to defend the title to the oil and gas and the gas storage rights conveyed hereunder. Grantor covenants that Grantor is the lawful owner of the oil and gas and the gas storage rights and has the right to sell and convey the same, free of rights to ownership and possession of third persons, and that subject to the observance of all covenants, terms and conditions herein, the Grantee may peacefully enjoy the premises for the purposes herein set forth without interference.

         Grantee agrees and covenants to hold harmless and indemnify Grantor from all losses, claims or damages of any kind resulting from Grantee's gas storage operations that may arise from a violation or enforcement of any law or regulation, state or federal, pertaining to environmental protection.

         All of the terms, covenants, conditions and agreements herein contained shall extend to and be binding upon the heirs, representatives, executors, administrators, successors or assigns of the parties hereto.

         During such time that Grantee is operating the property for storage, Grantee shall pay all taxes and assessments of every kind and character that may be levied or assessed by any governmental authority against or upon the estate hereby conveyed, or the privilege of storing gas, or improvements or other property of Grantee in or on the lands included herein.

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         Grantee covenants that it will at all times conduct its operations in compliance with all applicable laws, rules and regulations of the United States of America and the Commonwealth of Kentucky, or other governmental entity empowered to so act, where the lands are located, or are hereafter in force and effect.

         Grantee expressly covenants and warrants that it will defend, save and hold Grantor harmless from any liabilities, damages or obligations of any kind or character whatsoever arising from or in any way connected with Grantee's storage operations hereunder. It is expressly agreed between the parties that this instrument embraces the entire understanding and contract between the parties; and any agreements or representations made by any person on behalf of either the Grantor or the Grantee not contained in this document are unauthorized and do not bind the parties. Each singular pronoun herein shall include the plural whenever applicable.

         For purposes of compliance with KRS 382.132, the parties hereto certify that the above-stated consideration is the true, correct and full consideration paid for the property herein conveyed.

             IN WITNESS WHEREOF, executed on this the 21st day of December, 1995.


                                        /s/ Isabelle Fitzpatrick Smith
                                       -------------------------------
                                       ISABELLE FITZPATRICK SMITH


                                        /s/ Kenneth W. Smith
                                       --------------------------------
                                       KENNETH W. SMITH


                                       DELTA NATURAL GAS COMPANY, INC.

                                       BY:   /s/ Alan L. Heath
                                            --------------------------
                                       ITS:  V.P. OPNS. & ENG.
                                           ---------------------------

THIS INSTRUMENT PREPARED BY:

  /s/ Robert M. Watt III
-----------------------------
Robert M. Watt III
Stoll, Keenon & Park
201 East Main Street - Suite 1000
Lexington, Kentucky  40507-1380


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                               ACKNOWLEDGMENT

STATE OF KENTUCKY)
COUNTY OF BELL)

      I, Keith A. Nagle, a Notary Public in and for the State of Kentucky, do hereby certify that the foregoing Deed and Perpetual Gas Storage Easement was produced before me and acknowledged before me by Isabelle Fitzpatrick Smith and Kenneth W. Smith, her husband, who acknowledged the same to be their free and voluntary act and deed and that satisfactory evidence was produced that the persons acknowledging this document were the persons described herein and were the persons who executed this document. Witness my hand and notary seal on this the 21st day of December, 1995.


                                   /s/ Keith A. Nagle
                                  -------------------------------
                                  NOTARY PUBLIC

             My commission expires:   12-23-96
                                    -------------


STATE OF KENTUCKY)
COUNTY OF CLARK)

      The foregoing Deed and Perpetual Gas Storage Easement was acknowledged before me this 15th day of January, 1996, by Alan L. Heath, an authorized representative of Delta Natural Gas Company, Inc. on behalf of said corporation.

                                    /s/
                                  -------------------------------
                                  NOTARY PUBLIC

             My commission expires:   10-9-97
                                    -------------


      IN WITNESS WHEREOF, executed this Deed and Perpetual Gas Storage Easement on the 21st day of December, 1995.


                                         /s/ Frances Carolyn Fitzpatrick
                                  ---------------------------------------------
                                  FRANCES CAROLYN FITZPATRICK


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                               ACKNOWLEDGMENT

STATE OF TENNESSEE)
COUNTY OF LOUDON)

      I, Ramona M. Sutton, a Notary Public in and for the State of Tennessee, do hereby certify that the foregoing Deed and Perpetual Gas Storage Easement was produced before me and acknowledged before me by Frances Carolyn Fitzpatrick, a single person, who acknowledged the same to be her free and voluntary act and deed and that satisfactory evidence was produced that the person acknowledging this document was the person described herein and was the person who executed this document. Witness my hand and notary seal on this the 21st day of December, 1995.

                                      /s/ Ramona M. Sutton
                                  ------------------------------------
                                  NOTARY PUBLIC

             My commission expires:   1-8-96
                                    -----------


      IN WITNESS WHEREOF, executed this Deed and Perpetual Gas Storage Easement on the 10th day of January, 1996.

                                     /s/ Katherine M. Cornelius
                                  ------------------------------------
                                  KATHERINE M. CORNELIUS

                                     /s/ William Cornelius
                                  ------------------------------------
                                  WILLIAM CORNELIUS


                               ACKNOWLEDGMENT

STATE OF ARIZONA)
COUNTY OF MARICOPA)

      I, Valerie J. Riggs, a Notary Public in and for the State of Arizona, do hereby certify that the foregoing Deed and Perpetual Gas Storage Easement was produced before me and acknowledged before me by Katherine M. Cornelius and William Cornelius, her husband, who acknowledged the same to be their free and voluntary act and deed and that satisfactory evidence was produced that the persons acknowledging this document were the persons described herein and were the persons who executed this document. Witness my hand and notary seal on this the 10th day of January, 1996.

                                     /s/ Valerie J. Riggs
                                  ------------------------------------
                                  NOTARY PUBLIC

             My commission expires:
                                    ---------------------


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                                  EXHIBIT A


Beginning at a point, said point being the southeast property corner; thence running in a westerly direction N 77 degrees 58' 48" W approximately 251.35 feet; thence N 86 degrees 27' 03" W approximately 295.73 feet; thence S 80 degrees 57' 57" W approximately 134.37 feet; thence N 82 degrees 34' 03" W approximately 231.14 feet; thence S 76 degrees 48' 57" W approximately
235.81 feet; thence S 58 degrees 49' 28" W approximately 373.19 feet; thence S 39 degrees 55' 57" W approximately 217.96 feet; thence S 83 degrees 07' 57" W approximately 140.20 feet; thence S 73 degrees 24' 28" W approximately
550.24 feet; thence S 43 degrees 06' 57" W approximately 139.59 feet; thence S 34 degrees 18' 39" W approximately 245.75 feet; thence S 76 degrees 19' 13" W approximately 359.48 feet; thence S 3 degrees 17' 21" E approximately
174.30 feet; thence S 8 degrees 45' 41" E approximately 251.27 feet; thence S 24 degrees 35' 57" W approximately 184.91 feet to a point, said point being the southwest property corner; thence running in a northwesterly direction N 20 degrees 36' 52" W approximately 1,477.81 feet; thence N 32 degrees 42' 00" W approximately 171.41 feet; thence S 82 degrees 58' 02" W approximately 301.24 feet; thence N 12 degrees 25' 26" W approximately
182.90 feet to a point, said point being the northwest property corner; thence running in a northeasterly direction N 88 degrees 03' 57" E approximately 1,443.48 feet; thence N 32 degrees O1' 16" E approximately
102.36 feet; thence N 44 degrees 33' 21" E approximately 363.97 feet; thence N 18 degrees 19' 14" W approximately 670.53 feet; thence N 56 degrees 39' 57" E approximately 992.46 feet; thence N 80 degrees 09' 17" E approximately
460.12 feet to a point, said point being the northeast property corner; thence running in a southeasterly direction S 45 degrees 20' 41" E approximately 1,033.14 feet; thence S 18 degrees 17' 11" E approximately
666.52 feet; thence S 48 degrees 41' 00" E approximately 313.69 feet; thence S 34 degrees 04' 15" W approximately 325.47 feet to the point of beginning.

Being the same property in which Katherine M. Cornelius received a one-half interest by inheritance from Frances Fitzpatrick McKinnon, her, mother, as shown by an Affidavit of Descent recorded in Deed Book 227, page 367 in the Bell County Clerk's Office and from John McKinnon, her father, as shown by an Affidavit of Descent recorded in Deed Book 227, page 369' in the Bell County Clerk's Office, said Frances Fitzpatrick McKinnon having acquired said property by Deed recorded in Deed Book 103, page 570 in the Bell County Clerk's Office, and Frances Carolyn Fitzpatrick and Isabelle Fitzpatrick Smith received a one-fourth interest each by the Last Will and Testament of
T. C. Fitzpatrick, their father, recorded in Will Book 7, page 215 in the Bell County Clerk's Office and the Affidavit of Descent of Isabelle Fitzpatrick, their mother, recorded in Deed Book 282, page 407 in the Bell County Clerk's Office, said T. C. Fitzpatrick having acquired his interest in said property by Deed recorded in Deed Book 119, page 362 in the Bell County Clerk's Office.


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